UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  Thursday, 28 August 2014

SUNGAME CORPORATION
 (Exact of registrant as specified in its charter)

DELAWARE	333-158946	**-******
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

3091 West Tompkins Avenue, Las Vegas, NV	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 666-0051

___________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued listing Rule or Standard; Transfer of Listing

Thursday, August 28, 2014 -  Due to the lateness in filing the second quarterly report for 2014, Sungame has had its listing automatically transferred to the Pink Sheets from the Bulletin Board. Sungame has delayed the filing of the second quarterly report for 2014 due to the time required for the process of the impending restatement of the annual report for 2013 and the first quarterly report for 2014, so as not to present any misleading financial statements moving forward.

Sungame expects to be relisted on the Bulletin Board as soon as the process is completed and all the quarterly reports filed.
.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     Thursday, 28 August 2014

/s/    Neil Chandran
By:   Neil Chandran,
         CEO, CFO, PAO, and Director